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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 31, 2002
                                                   -----------------


                         COMMERCIAL FEDERAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         NEBRASKA                       1-11515                  47-0658852
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(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)        Identification Number)


13220 CALIFORNIA STREET, OMAHA, NEBRASKA                              68154
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code:  (402) 554-9200
                                                    --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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                         COMMERCIAL FEDERAL CORPORATION
                         ------------------------------

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------

Item 5.  Other Events:

         On December 31, 2002, Commercial Federal Corporation (the "Corporation") redeemed all of the fixed-rate 9.375% cumulative trust preferred securities of the CFC Preferred Trust. The redemption price totaling $46,055,000 consisted of 1.8 million shares (liquidation amount of $25.00 per security) totaling $45,000,000 plus accrued distributions totaling approximately $1,055,000. On November 26, 2002, the Corporation announced that this redemption would occur.

         The redemption of these 9.375% trust preferred securities was funded primarily from the proceeds of a new term and revolving credit agreement dated December 30, 2002. This credit facility totaling $104,000,000 is in the form of an unsecured, five-year term note due December 31, 2007, totaling $94,000,000 and an unsecured revolving note totaling $10,000,000. On December 30, 2002, the $94,000,000 term note was drawn down to refinance a term note totaling $48,937,500 with accrued interest totaling $427,863. The remaining balance of $44,634,637 was used by the Corporation to redeem the aforementioned trust preferred securities. Therefore, at December 31, 2002, this term note had a remaining principal balance of $94,000,000. Terms of this note require quarterly principal payments of $2,350,000 and quarterly interest at a monthly adjustable rate priced at 100 basis points below the lender's national base rate. The interest rate on this note was 3.25% at December 31, 2002. The revolving note, none of which has been drawn down, is renewable annually and will have interest rate terms the same as the term note.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             COMMERCIAL FEDERAL CORPORATION
                                             -----------------------------------
                                             (Registrant)


Date:    January 8, 2003                      /s/ David S. Fisher
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                                             David S. Fisher
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Duly Authorized Officer)




























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